Exhibit 99.1

Supplemental Historical Segment Financial Information of Modivcare Inc.

Effective January 1, 2022, the Company completed a segment reorganization that resulted in the establishment of a Corporate and Other segment, which includes the costs associated with our activities related to executive, accounting, finance, internal audit, tax, legal and strategic and corporate development functions for each segment, as well as the results of our equity method investment in Matrix that was previously reported as a separate operating segment. Following the significant changes in our Company’s operations as a result of our recent material acquisitions, our organizational and management realignment activities, and our Matrix investment having a materially lesser impact on our consolidated financial results, our chief operating decision maker now views the business in the following four separate operating segments: NEMT, Personal Care, RPM, and Corporate and Other. With respect to our Corporate and Other segment, it was determined that the Matrix results are reviewed in conjunction with the other corporate results of the business that are not attributable to one of the three other operating segments. Prior to the third quarter of 2021, the Company did not have an RPM segment because it was established in conjunction with the VRI Intermediate Holdings acquisition that was completed in the third quarter of 2021.

The Company’s new operating segments were presented in the Company’s quarterly report on Form 10-Q filed for its first completed fiscal quarter ended March 31, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2022. In this release, the Company reclassified its costs associated with this reorganization and recast the previously reported amounts for each quarterly period and the full year presented in 2021 to conform to this new presentation for convenience of investor reference. The results of the first quarter of 2022 as filed with the SEC on May 5, 2022 are also included for comparative purposes.

Non-GAAP Financial Measures and Adjustments

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this press release includes EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted G&A expense for the Company and its segments, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related charges, including severance and office closure and professional services costs, (2) certain transaction and related costs, (3) cash settled equity, (4) stock-based compensation, (5) COVID-19 related costs, net of grant income, and (6) equity in net (income) loss of investee, net of tax. Adjusted EBITDA margin is calculated as Adjusted EBITDA, divided by Service revenue, net. Adjusted G&A expense is calculated as G&A expense before (as applicable): (1) restructuring and related charges, (2) transaction costs, (3) cash settled equity, and (4) stock-based compensation. Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

Certain statements contained in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations, or MCOs; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our personal care segment; acquired unknown liabilities in connection with the acquisition of our personal care segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; and our reliance on others for the financial condition of our equity investment in Matrix.

The Company has provided additional information about the risks facing our business in our annual report on Form 10-K for the year ended December 31, 2021 and subsequent filings most recently filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

--financial tables to follow--

Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended March 31, 2021
	NEMT	Personal Care	Corporate and Other	Total

Service revenue, net	$343,416	$110,194	$—	$453,610
Grant income	—	2,648	—	2,648

Operating expenses:
Service expense	272,416	87,917	—	360,333
General and administrative expense	27,987	15,029	11,909	54,925
Depreciation and amortization	7,312	4,927	—	12,239
Total operating expenses	307,715	107,873	11,909	427,497

Operating income (loss)	35,701	4,969	(11,909)	28,761

Interest expense, net	—	—	8,423	8,423
Income (loss) before income taxes and equity method investment	35,701	4,969	(20,332)	20,338
Provision (benefit) for income taxes	9,404	1,438	(6,103)	4,739
Equity in net income of investee, net of tax	—	—	(3,241)	(3,241)
Net Income (loss)	26,297	3,531	(10,988)	18,840

Interest expense, net	—	—	8,423	8,423
Provision (benefit) for income taxes	9,404	1,438	(6,103)	4,739
Depreciation and amortization	7,312	4,927	—	12,239
EBITDA	43,013	9,896	(8,668)	44,241

Restructuring and related charges(1)	3,494	—	206	3,700
Transaction costs(2)	(37)	1,045	2,670	3,678
Cash settled equity	—	—	2,093	2,093
Stock-based compensation	—	—	1,149	1,149
COVID-19 related costs, net of grant income	339	(1,852)	—	(1,513)
Equity in net income of investee, net of tax	—	—	(3,241)	(3,241)

Adjusted EBITDA	$46,809	$9,089	$(5,791)	$50,107

(1) Restructuring and related charges include professional fees for strategic initiatives and severance and office closure costs.
(2) Transaction costs include Circulation management incentive plan ("MIP") costs and acquisition costs related to Simplura Health Group and National MedTrans.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended June 30, 2021
	NEMT	Personal Care	Corporate and Other	Total

Service revenue, net	$364,760	$109,688	$—	$474,448
Grant income	—	852	—	852

Operating expenses:
Service expense	292,656	86,909	—	379,565
General and administrative expense	28,099	14,775	13,591	56,465
Depreciation and amortization	6,936	4,884	—	11,820
Total operating expenses	327,691	106,568	13,591	447,850

Operating income (loss)	37,069	3,972	(13,591)	27,450

Interest expense, net	—	—	8,287	8,287
Income (loss) before income taxes and equity method investment	37,069	3,972	(21,878)	19,163
Provision (benefit) for income taxes	10,019	918	(5,266)	5,671
Equity in net income of investee, net of tax	—	—	(180)	(180)
Net Income (loss)	27,050	3,054	(16,432)	13,672

Interest expense, net	—	—	8,287	8,287
Provision (benefit) for income taxes	10,019	918	(5,266)	5,671
Depreciation and amortization	6,936	4,884	—	11,820
EBITDA	44,005	8,856	(13,411)	39,450

Restructuring and related charges(1)	4,044	—	557	4,601
Transaction costs(2)	247	1,245	1,974	3,466
Cash settled equity	—	—	4,452	4,452
Stock-based compensation	—	76	1,340	1,416
COVID-19 related costs, net of grant income	114	(248)	—	(134)
Equity in net income of investee, net of tax	—	—	(180)	(180)

Adjusted EBITDA	$48,410	$9,929	$(5,268)	$53,071

(1) Restructuring and related charges include professional fees for strategic initiatives and severance and office closure costs.
(2) Transaction costs include Circulation MIP costs and certain transaction-related expenses.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended September 30, 2021
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$372,992	$118,503	$1,564	$—	$493,059
Grant income	—	—	—	—	—

Operating expenses:
Service expense	304,398	94,107	767	—	399,272
General and administrative expense	29,875	15,802	216	22,312	68,205
Depreciation and amortization	7,496	4,912	200	—	12,608
Total operating expenses	341,769	114,821	1,183	22,312	480,085

Operating income (loss)	31,223	3,682	381	(22,312)	12,974

Interest expense, net	—	—	—	17,702	17,702
Income (loss) before income taxes and equity method investment	31,223	3,682	381	(40,014)	(4,728)
Provision (benefit) for income taxes	6,956	838	106	(9,901)	(2,001)
Equity in net loss of investee, net of tax	—	—	—	4,845	4,845
Net Income (loss)	24,267	2,844	275	(34,958)	(7,572)

Interest expense, net	—	—	—	17,702	17,702
Provision (benefit) for income taxes	6,956	838	106	(9,901)	(2,001)
Depreciation and amortization	7,496	4,912	200	—	12,608
EBITDA	38,719	8,594	581	(27,157)	20,737

Restructuring and related charges(1)	2,521	—	—	717	3,238
Transaction costs(2)	376	1,177	—	9,739	11,292
Cash settled equity	—	—	—	2,600	2,600
Stock-based compensation	—	—	—	1,218	1,218
COVID-19 related costs, net of grant income	165	229	—	—	394
Equity in net loss of investee, net of tax	—	—	—	4,845	4,845

Adjusted EBITDA	$41,781	$10,000	$581	$(8,038)	$44,324

(1) Restructuring and related charges include professional fees for strategic initiatives and severance and office closure costs.
(2) Transaction costs include Circulation MIP costs and certain transaction-related expenses.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended December 31, 2021
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$402,528	$157,194	$16,053	$—	$575,775
Grant income	—	1,941	—	—	1,941

Operating expenses:
Service expense	316,715	123,575	4,838	—	445,128
General and administrative expense	46,532	25,098	5,575	14,874	92,079
Depreciation and amortization	7,314	9,036	3,981	—	20,331
Total operating expenses	370,561	157,709	14,394	14,874	557,538

Operating income (loss)	31,967	1,426	1,659	(14,874)	20,178

Interest expense, net	—	—	—	14,669	14,669
Income (loss) before income taxes and equity method investment	31,967	1,426	1,659	(29,543)	5,509
Provision (benefit) for income taxes	3,940	(42)	341	(4,031)	208
Equity in net loss of investee, net of tax	—	—	—	36,826	36,826
Net Income (loss)	28,027	1,468	1,318	(62,338)	(31,525)

Interest expense, net	—	—	—	14,669	14,669
Provision (benefit) for income taxes	3,940	(42)	341	(4,031)	208
Depreciation and amortization	7,314	9,036	3,981	—	20,331
EBITDA	39,281	10,462	5,640	(51,700)	3,683

Restructuring and related charges(1)	9,550	304	—	200	10,054
Transaction costs(2)	(19)	3,463	721	2,987	7,152
Cash settled equity	—	—	—	20	20
Stock-based compensation	—	(58)	—	1,068	1,010
COVID-19 related costs, net of grant income	101	(1,340)	—	—	(1,239)
Equity in net loss of investee, net of tax	—	—	—	36,826	36,826

Adjusted EBITDA	$48,913	$12,831	$6,361	$(10,599)	$57,506

(1) Restructuring and related charges include professional fees for strategic initiatives and severance and office closure costs.
(2) Transaction costs consist of fees incurred in the acquisitions of Care Finders and VRI.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Year ended December 31, 2021
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$1,483,696	$495,579	$17,617	$—	$1,996,892
Grant income	—	5,441	—	—	5,441

Operating expenses:
Service expense	1,186,185	392,508	5,605	—	1,584,298
General and administrative expense	132,493	70,704	5,791	62,686	271,674
Depreciation and amortization	29,058	23,759	4,181	—	56,998
Total operating expenses	1,347,736	486,971	15,577	62,686	1,912,970

Operating income (loss)	135,960	14,049	2,040	(62,686)	89,363

Interest expense, net	—	—	—	49,081	49,081
Income (loss) before income taxes and equity method investment	135,960	14,049	2,040	(111,767)	40,282
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250
Net Income (loss)	105,641	10,897	1,593	(124,716)	(6,585)

Interest expense, net	—	—	—	49,081	49,081
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Depreciation and amortization	29,058	23,759	4,181	—	56,998
EBITDA	165,018	37,808	6,221	(100,936)	108,111

Restructuring and related charges(1)	19,609	304	—	1,680	21,593
Transaction costs(2)	567	6,930	721	17,370	25,588
Cash settled equity	—	—	—	9,165	9,165
Stock-based compensation	—	18	—	4,775	4,793
COVID-19 related costs, net of grant income	719	(3,211)	—	—	(2,492)
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250

Adjusted EBITDA	$185,913	$41,849	$6,942	$(29,696)	$205,008

(1) Restructuring and related charges include professional fees for strategic initiatives and severance and office closure costs.
(2) Transaction costs consist of fees incurred in the acquisitions of Care Finders and VRI.

--more--

Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended March 31, 2022
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$400,920	$159,698	$13,857	$—	$574,475
Grant income	—	468	—	—	468

Operating expenses:
Service expense	332,096	122,232	4,987	—	459,315
General and administrative expense	37,333	23,133	4,962	11,380	76,808
Depreciation and amortization	7,105	12,505	4,128	208	23,946
Total operating expenses	376,534	157,870	14,077	11,588	560,069

Operating income (loss)	24,386	2,296	(220)	(11,588)	14,874

Interest expense, net	—	—	—	15,400	15,400
Income (loss) before income taxes and equity method investment	24,386	2,296	(220)	(26,988)	(526)
Provision (benefit) for income taxes	6,575	640	(58)	(7,518)	(361)
Equity in net loss (income) of investee, net of tax	65	—	—	(548)	(483)
Net Income (loss)	17,746	1,656	(162)	(18,922)	318

Interest expense, net	—	—	—	15,400	15,400
Provision (benefit) for income taxes	6,575	640	(58)	(7,518)	(361)
Depreciation and amortization	7,105	12,505	4,128	208	23,946
EBITDA	31,426	14,801	3,908	(10,832)	39,303

Restructuring and related charges(1)	5,604	181	24	31	5,840
Transaction costs(2)	—	1,273	647	1,791	3,711
Cash settled equity	—	—	—	(13)	(13)
Stock-based compensation	—	17	29	1,420	1,466
COVID-19 related costs, net of grant income	122	349	—	—	471
Equity in net loss (income) of investee, net of tax	65	—	—	(548)	(483)

Adjusted EBITDA	$37,217	$16,621	$4,608	$(8,151)	$50,295

(1) Restructuring and related charges include professional services costs and severance and recruiting costs.
(2) Transaction costs include SOX integration efforts at recently acquired subsidiaries and acquisition costs.

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	March 31, 2022

NEMT Segment

Service revenue, net	$343,416	$364,760	$372,992	$402,528	$1,483,696	$400,920

Purchased services expense	223,294	245,015	256,750	266,443	991,502	277,947
Payroll and other expense	49,122	47,641	47,648	50,272	194,683	54,149
Service expense	$272,416	$292,656	$304,398	$316,715	$1,186,185	$332,096

Gross profit	$71,000	$72,104	$68,594	$85,813	$297,511	$68,824
Gross margin	20.7%	19.8%	18.4%	21.3%	20.1%	17.2%

G&A expense	$27,987	$28,099	$29,875	$46,532	$132,493	$37,333
G&A expense adjustments:
Restructuring and related charges	3,494	4,044	2,521	9,550	19,609	5,604
Transaction costs	(37)	247	376	(19)	567	—
Adjusted G&A expense	$24,530	$23,808	$26,978	$37,001	$112,317	$31,729
Adjusted G&A expense % of revenue	7.1%	6.5%	7.2%	9.2%	7.6%	7.9%

Net income	$26,297	$27,050	$24,267	$28,027	$105,641	$17,746
Net income margin	7.7%	7.4%	6.5%	7.0%	7.1%	4.4%

Adjusted EBITDA	$46,809	$48,410	$41,781	$48,913	$185,913	$37,217
Adjusted EBITDA margin	13.6%	13.3%	11.2%	12.2%	12.5%	9.3%

Total paid trips	6,619	6,657	6,928	7,078	27,282	7,111
Average monthly members	30,447	29,756	29,387	30,032	29,906	32,176

Revenue per member per month	$3.76	$4.09	$4.23	$4.47	$4.13	$4.15
Revenue per trip	$51.88	$54.79	$53.84	$56.87	$54.38	$56.38
Monthly utilization	7.2%	7.5%	7.9%	7.9%	7.6%	7.4%

Purchased services per trip	$33.74	$36.81	$37.06	$37.64	$36.34	$39.09

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	March 31, 2022

Personal Care Segment

Service revenue, net	$110,194	$109,688	$118,503	$157,194	$495,579	$159,698
Service expense	87,917	86,909	94,107	123,575	392,508	122,232
Gross profit	$22,277	$22,779	$24,396	$33,619	$103,071	$37,466
Gross Margin	20.2%	20.8%	20.6%	21.4%	20.8%	23.5%

G&A expense	$15,029	$14,775	$15,802	$25,098	$70,704	$23,133
G&A expense adjustments:
Restructuring and related charges	$—	$—	$—	$304	$304	$181
Transaction costs	1,045	1,245	1,177	3,463	6,930	1,273
Stock-based compensation	—	76	—	(58)	18	17
Adjusted G&A expense	$13,984	$13,454	$14,625	$21,389	$63,452	$21,662
Adjusted G&A expense % of revenue	12.7%	12.3%	12.3%	13.6%	12.8%	13.6%

Net income	$3,531	$3,054	$2,844	$1,468	$10,897	$1,656
Net income margin	3.2%	2.8%	2.4%	0.9%	2.2%	1.0%

Adjusted EBITDA	$9,089	$9,929	$10,000	$12,831	$41,849	$16,621
Adjusted EBITDA margin	8.2%	9.1%	8.4%	8.2%	8.4%	10.4%

Total hours	4,627	4,629	5,075	6,857	21,188	6,535
Revenue per hour	$23.82	$23.70	$23.35	$22.92	$23.39	$24.44
Service expense per hour	$19.00	$18.77	$18.54	$18.02	$18.53	$18.70

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	March 31, 2022

RPM Segment

Service revenue, net			$1,564	$16,053	$17,617	$13,857
Service expense			767	4,838	5,605	4,987
Gross profit			$797	$11,215	$12,012	$8,870
Gross Margin			51.0%	69.9%	68.2%	64.0%

G&A expense			$216	$5,575	$5,791	$4,962
G&A expense adjustments:
Restructuring and related charges			$—	$—	$—	$24
Transaction costs			—	721	721	647
Stock-based compensation			—	—	—	29
Adjusted G&A expense			$216	$4,854	$5,070	$4,262
Adjusted G&A expense % of revenue			13.8%	30.2%	28.8%	30.8%

Net income (loss)			$275	$1,318	$1,593	$(162)
Net income (loss) margin			17.6%	8.2%	9.0%	(1.2)%

Adjusted EBITDA			$581	$6,361	$6,942	$4,608
Adjusted EBITDA margin			37.1%	39.6%	39.4%	33.3%

Average monthly members			N/M	173	173	169
Revenue per member per month			N/M	$30.93	$33.94	$27.33

N/M - Not Meaningful. The RPM Segment was established with the acquisition of VRI on September 22, 2021 and as such, these figures are not meaningful for comparative purposes.

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Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended				Year ended	Three months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	March 31, 2022

Corporate and Other Segment

G&A expense	$11,909	$13,591	$22,312	$14,874	$62,686	$11,380
G&A expense adjustments
Restructuring and related charges	206	557	717	200	1,680	31
Transaction costs	2,670	1,974	9,739	2,987	17,370	1,791
Cash settled equity	2,093	4,452	2,600	20	9,165	(13)
Stock-based compensation	1,149	1,340	1,218	1,068	4,775	1,420
Adjusted G&A expense	$5,791	$5,268	$8,038	$10,599	$29,696	$8,151
Adjusted G&A expense % of consolidated revenue	1.3%	1.1%	1.6%	1.8%	1.5%	1.4%

	Three months ended				Year ended	Three months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	March 31, 2022

Consolidated ModivCare

G&A expense	$54,925	$56,465	$68,205	$92,079	$271,674	$76,808
G&A expense adjustments
Restructuring and related charges	3,700	4,601	3,238	10,054	21,593	5,840
Transaction costs	3,678	3,466	11,292	7,152	25,588	3,711
Cash settled equity	2,093	4,452	2,600	20	9,165	(13)
Stock-based compensation	1,149	1,416	1,218	1,010	4,793	1,466
Adjusted G&A expense	$44,305	$42,530	$49,857	$73,843	$210,535	$65,804
Adjusted G&A expense % of revenue	9.8%	9.0%	10.1%	12.8%	10.5%	11.5%

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